UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934
                         Date of Report: April 20, 2005

                              Portage Partners Ltd.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)


               000-32281                         76-0616473
        (Commission File Number)     (IRS Employer Identification Number)


                               400601 W. Broadway
                              Vancouver, BC V5Z 4C2
                                     Canada
                           --------------------------
                    (Address of principal executive offices)

                                  604-675-6930
                                 --------------
              (Registrant's telephone number, including area code)


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
ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Date  and  Parties
     ------------------

     ON FEBRUARY 3, 2005, Portage Partners Ltd., a corporation organized under the laws of the State of Nevada ("Portage"); Golden Century Investments, Inc., a corporation organized under the laws of Western Samoa ("GOLDEN CENTURY"); and each of the stockholders of GOLDEN CENTURY (the "GOLDEN CENTURY Stockholders") entered into an Agreement and Plan of Reorganization (the "Agreement"), a copy of which is attached to this report. Yi SHEN and Hong MA are majority shareholders of both Portage and GOLDEN CENTURY. Except for such equity ownership and the Agreement there is no material relationship between Portage or its affiliates and any of the parties to the Agreement.

     Terms  and  Conditions
     ----------------------

     The Agreement provides the terms and conditions pursuant to which Portage acquired from the GOLDEN CENTURY Stockholders all of the issued and outstanding common capital stock of GOLDEN CENTURY ("GOLDEN CENTURY Shares") in exchange for 45,500,000 shares of restricted (as defined in Rule 144 of the Securities Act of 1933, as amended) common stock of Portage.

     The Agreement entered into is an ordinary stock-swap agreement containing the standard representations, warranties, and covenants. A key condition precedent to the completion of the transaction was that the GOLDEN CENTURY Stockholders and GOLDEN CENTURY shall have provided Portage with satisfactory evidence that GOLDEN CENTURY had acquired 100% of the ownership of Sichuan Golden Ant Biotechnology Development Limited Company ("Golden Ant China"), a wholly foreign owned enterprise registered in the People's Republic of China ("PRC").

ITEM  2.01     COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Date of Completion
     ------------------

          The Agreement will be effective upon the Certificate of Amendment to Portage's Articles of Incorporation (as detailed in Portages Schedule 14C) being filed with the state of Nevada (the "Effective Date").

     Brief Description of the Assets Involved
     ----------------------------------------

     Pursuant to the Agreement, Portage received from the GOLDEN CENTURY Stockholders all of the issued and outstanding common capital stock of GOLDEN


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
CENTURY ("GOLDEN CENTURY Shares"). GOLDEN CENTURY's primary asset is its 100% ownership of Golden Ant China, whose business is described below.

     Brief Description of Portage and Its Predecessors
     -------------------------------------------------

     Portage was incorporated under the laws of the State of Nevada on August 18, 1999. Until the Effective Date, Portage had only nominal assets and liabilities and was a development stage company attempting to market and sell vitamins, minerals and nutritional supplements. As a result of the reorganization, Portage will continue the business operations of GOLDEN CENTURY.

     Brief Descriptionof GOLDEN CENTURY
     ----------------------------------

     GOLDEN CENTURY was incorporated on July 9, 2004 in Western Samoa. On November 8, 2004, GOLDEN CENTURY acquired 100% of Golden Ant China, which conducts GOLDEN CENTURY's only business operation.

     Golden Ant China is a limited liability company incorporated in the PRC on August 22, 2002. Since GOLDEN CENTURY's acquisition of Golden Ant China on November 8, 2004, Golden Ant China has changed its status to become a wholly foreign owned enterprise. Golden Ant China is classified as a Foreign Invested Enterprise (FIE) in the PRC and is subject to the FIE laws of the PRC. Its legal structure is similar to a corporation and a limited liability company organized under state laws in the United States. The Articles of Association provide for a term of 20 years with registered capital of RMB 2,000,000 (approximately equivalent to US$241,000). Prior to the acquisition by GOLDEN CENTURY, Golden Ant China was owned by Yi Shen (51%) and Hong Ma (49%). On November 8, 2004, GOLDEN CENTURY acquired 100% of Golden Ant Century from Yi Shen and Hong Ma for cash.

     Golden Ant China is engaged in the research, development and production of food additives and supplements. Specifically, the representatives of Golden Ant China discovered, that a certain ant, polyrhachis ricina roger is 67% protein and contains 28 types of amino acids, Vitamins A, B1, B2, B12, C, D, E, and more than 20 essential minerals, especially zinc. This ant, polyrhachis ricina roger, is the only species of ant permitted by the PRC Ministry of Health for use in food and medicines. As a result of certain internally developed technologies and breeding programs for the polyrhachis ricina roger, Golden Ant China has produced four main products. The products are sold under three major brands:
"Zhuangyuanzi" for powder and wine, "Heijin" for tablet, "Heneng" for capsules. All of these products have been granted the Approval Certificate for Food and Food Product issued by the Bureau of Health for Sichuan Province. Golden Ant China has also submitted applications for the registration of the trademarks "Lichi", "Zhenniubi", "Heneng" and "Heijin". Golden Ant China has applied for a patent for an ant powder production method to the State

Intellectual Properties Office in China (patent application number 200410032783.8), and has been notified by the State Intellectual Properties Office of its formal acceptance of the patent application on April 22, 2004.

     Golden Ant China has its own research and product development team, and has developed specific know-how for breeding of polyrhachis ricina roger and the production of ant related products. It employs qualified professionals in research and product development and innovation. In December 2003, Golden Ant China was awarded Quality System Certificate by China National Import & Export Commodities Inspection Corporation Quality Certification Center for compliance with the standard "ISO9001: 2000" in the area of development, production of "Zhuangyuanzi" Ant Wine and Ant Powder.

     Golden Ant China has been marketing and selling its products primarily through sales agencies in the PRC. The main sales agency is Shenzhen Green Giant Technology Company Limited (the "Green Giant"). Green Giant focuses on marketing of green food. Green Giant entered into a sales agreement with Golden Ant China to market its products. Green Giant has 37 stores in China and electronic business platform, an experienced marketing team, and a distribution system.

     Golden Ant China also established its own sales counters in large chain stores located in southwestern and northwestern China. At present, it has set up seven such retail counters and developed four long term customers.

     Description of Consideration
     ----------------------------

     As consideration for the GOLDEN CENTURY Shares, Portage will issue 45,500,000 shares of restricted (as defined in Rule 144 of the Securities Act of 1933, as amended) common stock of Portage to GOLDEN CENTURY Stockholders.

     Principles Followed in Determining Consideration
     ------------------------------------------------

     The consideration for the reorganization was determined through arms length negotiations between the management of Portage and GOLDEN CENTURY. The criteria followed in determining the consideration include the relative value of the assets of GOLDEN CENTURY, GOLDEN CENTURY's present and past business operations, and the future potential of GOLDEN CENTURY, GOLDEN CENTURY's management, and the potential benefit to the shareholders of Portage. GOLDEN CENTURY's primary asset is its 100% ownership interest in Golden Ant China.

     Source(s) of Funds for the Acquisition
     --------------------------------------

     Portage's acquisition of GOLDEN CENTURY Shares is funded by the new issuance of 45,500,000 shares of its common stock.

ITEM  3.02     UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     Portage will sell 45,500,000 shares of restricted (as defined in Rule 144 of the Securities Act of 1933, as amended) common stock of Portage to the shareholders of GOLDEN CENTURY on the Effective Date, in exchange for all of the issued and outstanding common capital stock of GOLDEN CENTURY. No underwriter will participate in the transaction. The transaction will be exempt from registration under the Securities Act of 1933, as amended, based upon the provisions of Regulation S.

ITEM  5.01     CHANGES  IN  CONTROL  OF  REGISTRANT

     The information set forth above under "Item 2.01 -Completion of Acquisition or Disposition of Assets" is incorporated herein by this reference.

     Identity of Persons Acquiring Control of the Registrant
     -------------------------------------------------------

     Four shareholders will control Portage, namely, Yi Shen, Hong Ma, Ze Zhi Niu and Gui Fang Xu. The new directors of the reorganized Portage are Yi Shen, Hong Ma, and Jie Liang.

Date and Description of the Transaction(s) Which Resulted in the Change in
--------------------------------------------------------------------------
Control
-------

     Pursuant to the Agreement and on the Effective Date, as consideration for the exchange of the GOLDEN CENTURY Shares, Portage will issue 45,500,000 restricted shares of its common capital stock, par value $0.001 per share, to the GOLDEN CENTURY Stockholders, representing approximately 91% of the issued and outstanding common capital stock of Portage following the time of the issuance. Upon the filing of the Certificate of Amendment, there will be 50,000,000 issued and outstanding shares of common stock of the reorganized Portage.

     Basis of the Control-Beneficial Ownership
     -----------------------------------------

     The following table sets forth the beneficial ownership of persons who will own more than five percent of Portage's common capital stock following the Effective Date and the share holdings of the new members of management to be appointed, based on 50,000,000 shares.

-----------------------------------------------------------------------------------------------------------
Name                       Positions Held             Shares Owned               Percentage held
-----------------------------------------------------------------------------------------------------------
Yi SHEN                    Chairman of Board of                       7,063,635                      14.13%
                           Directors/Director/Chief
                           Financial Officer
-----------------------------------------------------------------------------------------------------------
Hong MA                    Director/President/                        7,063,635                      14.13%
                           Chief Executive Officer
-----------------------------------------------------------------------------------------------------------
Jie LIANG                  Director                                           0                          0%
-----------------------------------------------------------------------------------------------------------
Qiming LI                  Secretary                                    183,654                       0.37%
-----------------------------------------------------------------------------------------------------------
Ze Zhi, NIU                None                                       5,802,070                       11.6%
-----------------------------------------------------------------------------------------------------------
Gui Fang XU                None                                       5,802,070                       11.6%

     Consideration and Sources of Funds
     ----------------------------------

     Pursuant to the Agreement and on the Effective Date, as consideration for issuing 45,500,000 shares of Portage to GOLDEN CENTURY Stockholders, Portage will receive all of the GOLDEN CENTURY Shares.

     Former Controlling Shareholders
     -------------------------------

     Yi Shen and Hong Ma, who obtained control of Portage through their purchase of 1,250,000 shares of common stock each on or about January 3, 2005.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     Newly Appointed Directors and Executive Officers

     On the Effective Date, the following directors and executive officers of the Registrant will be appointed:

---------------------------------------------------------------------------------------------------
Name       Title                     Age  Term of  Biography
                                          Office
---------------------------------------------------------------------------------------------------
Yi SHEN    CHAIRMAN/                  44   3       From August 2002 to the present, he is the
           DIRECTOR/                               founder and chairman of board of directors of
           CHIEF FINANCIAL OFFICER                 Golden Ant China.  From June 1989 to July
                                                   2002, he worked for Chengdu Yifeng
                                                   Company as an executive director and general
                                                   manager. He has an undergraduate degree
                                                   from Chongqing Medical University in China.
---------------------------------------------------------------------------------------------------
Hong MA    PRESIDENT/                 41   3       From August 2002 to the present, he is the
           DIRECTOR/                               president and director of Golden Ant China in
           CHIEF EXECUTIVE  OFFICER                charge of the daily operation of the company.
                                                   From August 1999 to July 2002, he worked for
                                                   Chengdu Jialong Tianyi Business Company as
                                                   its general  manager. He has an
                                                   undergraduate degree from West Management
                                                   School in China.
---------------------------------------------------------------------------------------------------


                                        6

---------------------------------------------------------------------------------------------------
Jie LIANG  DIRECTOR                   48   3       From June 2002 to the present, he is the vice
                                                   president of China Green Food Association
                                                   and editor-in-chief of Fruits and Vegetables
                                                   newspaper. From November 1995 to May
                                                   2002, Mr. Liang worked as the chairman of the
                                                   board of directors of Beijing Jiulong
                                                   Shanzhuang Real Estate Management Group.
---------------------------------------------------------------------------------------------------
Qiming LI  SECRETARY                  50   3       From October 2004 to the present, Mr. Li
                                                   worked as the Director and Vice President of
                                                   Golden Ant China. From July 2002 to
                                                   September 2004, he was the Deputy General
                                                   Manager and Board of Directors Secretary of
                                                   Zhongtie Tiema Company Ltd. From May
                                                   2003 to September 2004, he was Board of
                                                   Directors Secretary of Zhongtie Luqiao Group
                                                   Construction & Engineering Company. From
                                                   February 2001 to June 2002, he worked for
                                                   Panzhihua New Steel & Vanadium Company
                                                   Ltd. as Board of Directors Secretary and chief
                                                   of secretary department. From 1996 to January
                                                   2001, he worked for Pan Gang Steel Group as
                                                   chief of Advertisement and Marketing
                                                   Department.
---------------------------------------------------------------------------------------------------

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)  Financial  statements  of  business  acquired.

     Audited Financial Statements for the Year ended December 31, 2003, 2004 and un-audited Quarterly financial statements ended March 30, 2005 of GOLDEN CENTURY and Golden Ant China will be filed by amendment within seventy one (71) calendar days of the date this Report was required to be filed;

(b)  Pro  forma  financial  information.

     Pro Forma financial information relating to the terms of the reorganization will be filed by amendment within seventy one (71) calendar days of the date this Report was required to be filed.

(c)  Exhibits

     The following exhibits are furnished in accordance with Item 601 of Regulation S-B:

--------------------------------------------------------------------------
EXHIBIT NO.  DESCRIPTION
--------------------------------------------------------------------------
2.1          Agreement and Plan of Reorganization, dated as of February 3,
             2005, by and among Portage, GOLDEN CENTURY and
             GOLDEN CENTURY Stockholders.
--------------------------------------------------------------------------
4.1          Memorandum and Articles of Association of Golden Century
             Investments, Inc.
--------------------------------------------------------------------------
4.2          Articles of Association of Sichuan Golden Ants Biotechnology
             Development Co., Ltd, as amended
--------------------------------------------------------------------------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


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
     Date: April 28, 2005

     PORTAGE PARTNERS, LTD.
     a Nevada corporation



     By: /s/ Yi Shen
        --------------
     Yi Shen
     President


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